IDEX Mutual Funds ("Fund") consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers only IDEX Protected Principal Stock. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).


In addition, we suggest you contact your financial professional or an IDEX customer service representative, who will assist you.


TO HELP YOU UNDERSTAND...


In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)
        The target directs you to a fund's goal or objective.


(CHESSPIECE ICON)
        The chess piece indicates discussion about a fund's strategies.


(WARNING SIGN ICON)
        The warning sign indicates the risks of investing in a fund.


(GRAPH ICON)
        The graph indicates investment performance.


(DOLLAR SIGN ICON)
        The dollar sign indicates fees and expenses you may incur.


(QUESTION MARK ICON)
        The question mark provides additional information about the Fund or may direct you to sources for further information.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 IDEX MUTUAL FUNDS

TABLE OF CONTENTS


- PRINCIPAL PRESERVATION FUND
 Protected Principal Stock.................    2
EXPLANATION OF STRATEGIES AND RISKS........    6
HOW THE IDEX FUNDS ARE MANAGED AND
  ORGANIZED................................    7
SHAREHOLDER INFORMATION....................    8
- Opening an Account.......................    8
- How to Sell Shares.......................    8
- How to Exchange Shares...................    8
- Other Account Information................    9
PERFORMANCE INFORMATION AND DISTRIBUTION
  ARRANGEMENTS.............................   16
- Total Return.............................   16

IDEX PROTECTED PRINCIPAL STOCK

SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF IDEX PROTECTED PRINCIPAL STOCK IS TO SEEK TOTAL RETURN. (CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Gateway Investment Advisers, L.P. (Gateway) seeks to achieve this objective by investing at least 80% of the fund's assets in:

- STOCKS

The fund seeks to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Historically, investments in equities have produced higher rates of return than fixed income investments. While providing higher returns, equity investments tend toward greater fluctuations in value over time, thus being significantly more volatile than fixed income investments. The fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.


The fund invests primarily in the 500 stocks included in the S&P 500 index, and in virtually the same proportion as the index. It then writes call options on the index rather than on individual stocks included in its portfolio. Selling index call options reduces the fund's volatility, provides a steady cash flow, and is the fund's primary source of return. Additionally, the fund buys index put options that can protect the fund from a significant market decline over a short period of time. Put options generally increase in value as stock prices decrease. Gateway attempts to maintain a high correlation between the composition of the portfolio and the index. The portfolio may also invest in short-term securities. The combination of the indexed stock portfolio, the steady cash flow from the sale of index call options, and the downside protection from index put options is designed to provide the fund with fairly consistent returns over a wide range of fixed income and equity market environments.


OFFERING PERIOD

This fund has a calendar quarterly access for new purchases. Each quarter will have an Offering Period of approximately three months. Each Offering Period will start on the first business day on or following the fourth calendar day of the calendar quarter. Each Offering Period will end on the first business day on or preceding the fourth calendar day preceding the end of the calendar quarter. Investment into the fund will occur on the first business day of the calendar quarter following each Offering Period (Investment Date).


The INITIAL OFFERING PERIOD will run from April 15, 2002 through June 27, 2002. All orders to purchase shares during the Offering Period must be received no later than June 27, 2002.


Shares of the Fund will then be only offered during the Offering Period except in connection with reinvestment of dividends and any distributions. Please see "Shareholder Information" for a description of the Offering Period.

GUARANTEE


The fund's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA), guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed Amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares (Guarantee). Please see the "Shareholder Information" section of this prospectus and the Statement of Additional Information for further information on the Guarantee.


STEP-UP


Starting July 1, 2003 and then thereafter annually, a current Fund shareholder may wish to "bank" his or her account appreciation in value by electing the "step-up" option available in connection with the Guarantee. By electing the step-up option, on the step-up date the shareholder will establish a new Guaranteed Amount with a new five-year period for his or her account, thus canceling the initial Guaranteed Amount and five-year period. The new Guaranteed Amount will be based on the account value (including reinvested dividends and distributions) as of the close of business on the step-up date, less extraordinary charges, such as litigation and other expenses not incurred in the ordinary course of the fund's business.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down if you redeem before the Guarantee Maturity Date.


- OPTION STRATEGY RISK



When the fund sells index call options, it receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. As a result, the fund's ability to participate in a rising stock market may be limited, and therefore, the use of index call options represents some loss of opportunity, or opportunity cost, compared to a fund that is more heavily invested in equities. When the fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances, the fund may not own any put options, resulting in increased risk during a market decline.


- MARKET RISK

The fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here and abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.



YOU MAY LOSE SOME OR ALL OF THE VALUE OF YOUR GUARANTEED AMOUNT IF YOU REDEEM FUND SHARES BEFORE THE END OF YOUR GUARANTEE PERIOD!


- INVESTOR PROFILE

This fund may be appropriate for the investor who has an investment time horizon of at least 5 years and is a conservative investor who seeks potential for growth but places a premium on capital preservation.
(GRAPH ICON)
        PAST PERFORMANCE


Because the fund commenced operations in 2002, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
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SHAREHOLDER FEES (fees paid directly from your investment)

                                    CLASS OF SHARES
                               A      B      C       M
---------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)    5.50%  None   None     1.00%
Maximum deferred sales
charge (load)                 None(a) 5.00% None     1.00%(b)
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

   % OF AVERAGE DAILY NET ASSETS     CLASS OF SHARES
                                A       B       C       M
-----------------------------------------------------------
Management fees                1.30%   1.30%   1.30%   1.30%
Distribution and service
(12b-1) fees                   0.35%   1.00%   1.00%   0.90%
Other expenses (c)             2.70%   2.70%   2.70%   2.70%
                                 --------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             4.35%   5.00%   5.00%   4.90%
EXPENSE REDUCTION (D)          2.10%   2.10%   2.10%   2.10%
-----------------------------------------------------------
NET OPERATING EXPENSES         2.25%   2.90%   2.90%   2.80%
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(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Because the fund will commence operations in 2002, the "Other expenses" are estimates.


(d) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. through 4/30/03, for expenses that exceed 1.90%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.90%.



A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance of $500 due to redemptions. See page 10.

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EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS   1 YEAR   3 YEARS
------------------------------
    A          $766    $1,616
    B          $793    $1,614
    C          $293    $1,314
    M          $479    $1,373
------------------------------


If the shares are not redeemed:


SHARE CLASS   1 YEAR   3 YEARS
------------------------------
    A          $766    $1,616
    B          $293    $1,314
    C          $293    $1,314
    M          $380    $1,373
------------------------------

DEFINITIONS AND HOW THE FUND WILL OPERATE



The fund will generally operate in such a way that investments may be made into the fund approximately four times per year (once per quarter). You may subscribe for shares at other times during the year (during an "Offering Period") at which time your money will be invested in IDEX Transamerica Money Market (money market) shares while waiting for the upcoming fund investment date (when your funds will be switched into the fund according to the fund's quarterly cycles).



Your money market investment will earn any dividends paid by that fund while you own those shares.



You may redeem money market shares at any time while you hold them during an offering period at the money market fund's net assets value (NAV), less any applicable CDSC charges, but your remaining money market investment intended to be invested in to the fund on the Investment Date must be sufficient to meet the fund's initial investment minimums ($5,000 for non-qualified accounts, $2,000 for tax-qualified accounts such as IRAs). Further, you may redeem shares of the fund at any time at NAV, less any applicable CDSC charges.



The fund's adviser provides a guarantee against market declines of your investment as of a specific date, subject to various conditions described below. Specific terms of your investment in this fund are described below.



OFFERING PERIOD



The Offering Period is the time during which you may subscribe for shares of the fund.



An Offering Period generally begins on the fourth day after the beginning of each calendar quarter (or next business day thereafter) and ends four days prior to the end of that calendar quarter. The first business day of the subsequent calendar quarter represents an Investment Date. Orders to purchase shares are accepted only during an Offering Period or on an Investment Date. During an Offering Period, your purchase will be invested in shares of IDEX Transamerica Money Market. You may redeem money market shares purchased during the Offering Period at any time up until the Investment Date.



On the Investment Date, all investments received during the preceding Offering Period as well as any valid orders received for the fund on the Investment Date will be invested into your account in the fund. The Investment Date also represents the start of the Guarantee provision; this Guarantee Period lasts five years and ends on the Guarantee Maturity Date.



The fund will continue to operate in this continuous quarterly offering/investment cycle.



THE GUARANTEE



While the fund seeks to provide investors with the upside earnings potential available in rising equity markets, the Guarantee provides protection against a falling equity marketplace. The fund's adviser, AEGON/Transamerica Fund Advisers Inc. (ATFA), guarantees that if your account value at the Guarantee Maturity Date is less than the then current Guaranteed Amount at that date, this shortfall will be credited to your account to bring it up to the Guaranteed Amount as of that date. The Guarantee Period is the 5-year period ending on the Guarantee Maturity Date.



ATFA's guarantee to the fund's shareholders is supported financially by an agreement with an affiliated insurance company, Peoples Benefit Life Insurance Company (Peoples Benefit), whereby Peoples Benefit guarantees payment of ATFA's (or a successor investment adviser's) obligations to shareholders under the Guarantee. ATFA pays Peoples Benefit a fee at the annual rate of 0.50% of the fund's average daily net value for this financial support. ATFA pays this fee out of its own assets.



THERE ARE CONDITIONS TO THIS GUARANTEE AND YOUR GUARANTEED AMOUNT CAN INCREASE OR DECREASE DUE TO CERTAIN EVENTS DESCRIBED BELOW.



The Guaranteed Amount is initially equal to the value of your account on the Investment Date. You must reinvest any fund dividends and distributions in additional fund shares since the cash distribution option is not available for this fund. The reinvestment of dividends and distributions will not increase your Guaranteed Amount. Please note that dividends and distributions will be treated as taxable to you even if reinvested in additional fund shares.



YOUR GUARANTEED AMOUNT IS REDUCED BY ANY REDEMPTIONS YOU MAKE FROM YOUR FUND ACCOUNT DURING A GUARANTEE PERIOD(S) AS WELL AS INSTANCES WHERE THE FUND INCURS EXTRAORDINARY CHARGES (WHICH INCLUDES LITIGATION AND OTHER EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF BUSINESS). PLEASE NOTE THAT THE GUARANTEED AMOUNT DOES NOT INCLUDE ANY FRONT-END SALES LOADS OR CDSC CHARGES THAT YOU INCUR.



The Guaranteed Amount can be increased under the Step-Up Election. If your account value is greater than the current Guaranteed Amount on the Step-Up Date, you may elect to "step-up" or "bank" this increased value. This election is available only once per year on the Step-Up Date which is expected to be July 1 (or the next business day thereafter) of each year beginning in 2003. If you make this election, you agree to start a new 5 year Guarantee Period ending on the new Guarantee Maturity Date (5 years after the Step-Up Date).



In summary, if you maintain your fund investment through the Guarantee Maturity Date and make no redemptions, you will be entitled to the value of your account on the Guarantee Maturity Date plus any shortfall between your account value and the then current Guaranteed Amount on that date less any fund expenses not covered by the Guarantee. Your applicable account value will be redeemed on the Guaranteed Maturity Date. You may elect to receive the redemption proceeds plus any shortfall or elect to invest the amounts in another IDEX fund. If you make no election, the amounts will be placed in your bank account or a check will be sent to your address of record depending upon the account features you have selected. The redemption on the Guaranteed Maturity Date or after that date will result in a taxable event for shareholders.

EXAMPLE. Assume you submit an application to purchase Class A shares of the fund during an Offering Period in the amount of $21,200. Your money is therefore invested in IDEX Transamerica Money Market Class A at the public offering price. After deducting the 5.50% sales load, $20,000 is your money market initial account value. Assume $70 in dividends is reinvested into your money market account up until the Investment Date; your money market account is now worth $20,070 at the end of the Offering Period. This is your Guaranteed Amount that will be invested in your fund account as of the Investment Date.



Assume further that your account value has increased to $22,000 due to growth in your fund's price (market appreciation) as of the Step-Up Date in 2003. If you so elect, you may elect to "step-up" your Guaranteed Amount to $22,000 (assuming no redemptions or extraordinary charges) upon proper notice to IDEX. Your Guarantee Period has restarted to end 5 years after this Step-Up event (which would be July 1, 2008), and your Guaranteed Amount is now $22,000.



ALTHOUGH YOU MAY REDEEM some of your fund shares at current market value at any time, any such redemptions will reduce your Guaranteed Amount to which you are entitled as would any extraordinary charges. Fund dividends and distributions are required to be reinvested into your account. If you redeem all of your fund shares prior to the Guarantee Maturity Date, you are not entitled to any claim under this Guarantee. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a CDSC.



Your Guaranteed Amount will include each dividend and any distributions paid by the fund. Shareholders' Guaranteed Amounts will be reduced by any redemption from the fund and any extraordinary charges that the fund incurs. You may obtain your Guaranteed Amount by calling (888) 233-IDEX (4339).

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION


In this section you will find a description of the risks of both principal and non-principal investments of the fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


(CHESSPIECE ICON)
        DIVERSIFICATION.



- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.


- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.


(CHESSPIECE ICON)

        CONCENTRATION. The fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.


(WARNING SIGN ICON)
        INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

(WARNING SIGN ICON)

        VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.



- SELLING INDEX CALL OPTIONS. Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.



-PURCHASING INDEX PUT OPTIONS. The fund risks losing all or part of the cash paid for purchasing index put options.



-CLOSING OPTION TRANSACTIONS. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the fund's option strategies.



(WARNING SIGN ICON)


        PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. The fund does not expect its turnover rate will equal or exceed 100%.

(QUESTION MARK ICON)


          INVESTMENT STRATEGIES. The fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. The fund is not under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the fund to other risks and considerations, which are discussed in the fund's SAI.



(WARNING SIGN ICON)



          VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in the fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.



(WARNING SIGN ICON)



          TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the fund assumes a temporary defensive position it may not be able to achieve its investment objective.

HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED

IDEX Mutual Funds is run by a Board of Trustees.


The assets of the fund are managed by an investment adviser, who in turn selects a sub-adviser, who has hired fund managers. All such advisers to the funds are supervised by the Board of Trustees. You can find information about the Trustees and officers of the Fund in the SAI.



AEGON/TRANSAMERICA FUND ADVISERS, INC. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Fund.


The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid at the rates shown in the table below.


ATFA is a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (Western Reserve), and Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company (First AUSA). First AUSA is a stock life insurance company and is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.


AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits the Fund and the investment adviser, AEGON/Transamerica Fund Advisers, Inc., subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

The Order was issued to ATSF and is applicable to all open-end management investment companies advised by the adviser, or a person controlling, controlled by, or under common control with the adviser. ATSF and IDEX are affiliates and both are advised by the same adviser, thus the Order includes both ATSF and IDEX. IDEX will also refer to this Order for any of the transactions listed above.


Gateway serves as sub-adviser for IDEX Protected Principal Stock.



                                 ADVISORY FEES



                                         IDEX
AVERAGE DAILY                          PROTECTED
NET ASSETS                          PRINCIPAL STOCK
---------------------------------------------------
First $100 million                       1.30%
---------------------------------------------------
over $100 million                        1.25%
---------------------------------------------------



Day-to-day management of the investments in the fund is the responsibility of the fund manager. The fund manager for the fund is:



FUND MANAGER


J. PATRICK ROGERS, CFA, serves as manager of this fund. Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president and a member of its board of directors since 1995. He has managed the portfolio of the Gateway Fund since 1997, having served as co-portfolio manager from 1994 through 1996. He has been manager of the Gateway VIT, and Cincinnati Funds since inception. In addition, he is president of the Gateway Variable Insurance Trust, and is president and a trustee of The Gateway Trust. Gateway has provided investment advisory services since 1977.

SHAREHOLDER INFORMATION

(QUESTION MARK ICON)
        OPENING AN ACCOUNT


If you are opening an account through a registered representative, he or she can assist you with all phases of your investment.


If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, you do not need additional documentation.

The Fund or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege.

NEW ACCOUNT APPLICATION

Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or visiting www.idexfunds.com. You can avoid future inconvenience by signing up for any services you think you may later use.

Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.


There are many ways that you can pay for your shares. The fund's minimum initial purchase for non-qualified accounts is $5,000 and $2,000 for qualified accounts. The fund does not allow additional purchases through an Automated Investment Plan.


The Securities and Exchange Commission (SEC) is taking an active interest in money laundering because money laundering presents a serious risk to the soundness of financial markets, opens financial service firms to criminal liability, and can ruin the reputation of implicated firms. Therefore, IDEX does not accept cashier's checks, money orders or travelers checks.
(QUESTION MARK ICON)
        SHARE TRANSACTIONS

Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.
(QUESTION MARK ICON)
        HOW TO SELL SHARES

Your request to sell your shares and receive payment may be subject to:


- the privileges or features established on your account such as telephone transactions


- the type of account you have, and if there is more than one owner
- the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee

- a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.

There are several ways to request redemption of your shares:

- in writing (by mail or fax)

- by internet access to your account(s) at www.idexfunds.com

- by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases will be held at IDEX until your funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.


Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

(QUESTION MARK ICON)
        HOW TO EXCHANGE SHARES


During an Offering Period, you can exchange purchases from other IDEX funds into IDEX Protected Principal Stock but they are subject to the $5,000 minimum for non-qualified accounts and $2,000 for qualified accounts).



You can exchange shares from IDEX Protected Principal Stock to another IDEX fund subject to a minimum exchange amount of $500.



Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange.



Prior to making exchanges into another IDEX fund that you do not own, read the prospectus of that fund carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES



- You may not exchange shares of the fund for Class T shares of IDEX Janus
  Growth.


- The Fund reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.


- Exchanges to IDEX Protected Principal Stock are limited to calendar quarterly openings as stated in this prospectus.


MARKET TIMING/EXCESSIVE TRADING

THE FUND DOES NOT PERMIT MARKET TIMING OR EXCESSIVE TRADING AND HAVE ADOPTED SPECIAL POLICIES TO DISCOURAGE THIS ACTIVITY. IF YOU WISH TO ENGAGE IN SUCH PRACTICES, WE REQUEST YOU DO NOT ATTEMPT TO PURCHASE SHARES OF ANY OF THE FUNDS.

Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are borne by all shareholders, including the long-term investors who do not generate these costs.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) will be considered excessive trading, although each Fund reserves the right to impose restrictions even if there are less frequent transactions.



Specifically, the fund reserves the right to reject any request to purchase or exchange shares that it determines may be disruptive to efficient fund management and harmful to existing shareholders. Such a request could be rejected because of the timing of the investment or because a history of excessive trading by the shareholder or accounts under common control. Of course, shareholders will have the ability to redeem their shares, although repurchase may be restricted.

(QUESTION MARK ICON)
        OTHER ACCOUNT INFORMATION

MINIMUM PURCHASES


- $2,000 for qualified accounts



- $5,000 for non-qualified accounts

If your check, draft or electronic transfer is returned unpaid by your bank, the Fund may charge a $15 fee.

PRICING OF SHARES


The fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.


The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.


If the Fund receives your order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed. (It is anticipated that this fund will be offered on a quarterly basis.)


In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, the Fund reserves the right to close such accounts. However, the Fund will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

- accounts opened within the preceding 24 months

- accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more

-----------------------------------------------------
ACCOUNT BALANCE                    FEE ASSESSMENT
-----------------------------------------------------
If your balance is below       $10 fee assessed every
$500 due to redemptions        6 months, until
                               balance reaches $500
If your balance is below       Your account will be
$250, due to redemptions       charged a fee and be
                               liquidated; any
                               applicable CDSC will
                               be deducted, and a
                               check will be mailed
                               to the address of
                               record
-----------------------------------------------------

TELEPHONE TRANSACTIONS


The Fund and Idex Investor Services, Inc. (IIS or IDEX) are not liable for complying with telephone instructions which are deemed by them to be genuine.

The Fund and IIS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where the Fund or IIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. The Fund has the right to modify the telephone redemption privilege at any time.

Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by IDEX. Your financial professional will answer any questions that you may have regarding such fees.

REDEMPTIONS TRANSACTIONS PAID BY BANK WIRE

In most cases, the Fund can send your redemption money via a federal funds bank wire. The Fund charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI.

REINVESTMENT PRIVILEGE


Within a 90 day period after you sell your shares, you have the right to "reinvest" your money in the same class if there is an Offering Period during the 90 day reinvestment period. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to the Fund along with your check for your reinvestment privileges.


STATEMENTS AND REPORTS


Prior to a step-up date, the fund will notify you of the step-up date and of your option to elect a new Guaranteed Amount with a new five-year period. The Fund will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.



Financial reports for the fund, which include a list of the holdings, will be mailed twice a year to all shareholders.


A Historical Statement may be ordered for transactions of prior years.

SHARE CERTIFICATES

The Fund does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.

PERSONAL SECURITIES TRADING


The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of the Fund. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect the Fund.

(QUESTION MARK ICON)
        DISTRIBUTIONS AND TAXES


The fund intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.



TAXES ON DISTRIBUTIONS FROM THE FUND


The following summary does not apply to:


- qualified retirement accounts; or



- tax-exempt investors.



Fund distributions are taxable to you as ordinary income to the extent they are attributable to a fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal maximum rate of 20%) to the extent they are attributable to the fund's excess of net long-term capital gains over net short-term capital losses. Any amounts paid to you on the Guarantee are taxable to you as ordinary income. The tax status of any distribution is the same regardless of how long you have been a shareholder of the fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a fund in January may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from the Fund.

DISTRIBUTIONS FROM IDEX PROTECTED PRINCIPAL STOCK


Distributions from the fund are required to be reinvested.



TAXES ON THE SALE OF SHARES


Any sale or exchange or redemption of fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement or other tax- advantaged account). You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares based upon the difference between your cost (basis) in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

WITHHOLDING TAXES

The Fund will be required to withhold 31% of any reportable income payments made to a shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided an accurate taxpayer identification number to the Fund in the manner required by IRS regulations.


NON-RESIDENT ALIEN WITHHOLDING


If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends, capital gains and redemptions may be subject to non-resident alien withholding.

Additionally, a valid IRS W-8 form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required if a U.S. address is indicated or if your permanent address is not the same as your mailing address. Please see the instructions on one of the new series of IRS W-8 forms.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Fund. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

            HOW TO BUY SHARES                      TO OPEN A NEW ACCOUNT (FIRST-TIME IDEX INVESTORS)
----------------------------------------------------------------------------------------------------------

 BY MAIL                                      Send your completed application and check payable to:
   (ICON)                                     Idex Investor Services, Inc., P.O. Box 9015, Clearwater,
                                              Florida 33758-9015;
                                              For Overnight Delivery: 570 Carillon Parkway, St.
                                              Petersburg, Florida 33716
----------------------------------------------------------------------------------------------------------

 THROUGH AN AUTHORIZED DEALER                 The dealer is responsible for opening your account and
                                              providing IDEX with your Taxpayer ID Number. The minimum
   (ICON)                                     order from an authorized dealer is $2,000 for a qualified
                                              account and $5,000 for a non-qualified account.
----------------------------------------------------------------------------------------------------------
                                              TO ADD TO YOUR EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------
 BY CHECK                                     Make your check payable to Idex Investor Services, Inc. and
   (ICON)                                     mail it to: P.O. Box 9015, Clearwater, FL 33758-9015; or,
                                              for overnight delivery: 570 Carillon Parkway, St.
                                              Petersburg, FL 33716. Third party checks, or checks endorsed to IDEX, will not be accepted. All checks must be made
                                              payable to Idex Investor Services, Inc. IDEX will not accept cashier's checks, money orders, traveler's checks or cash.
----------------------------------------------------------------------------------------------------------
 BY TELEPHONE                                 The electronic funds transfer privilege must be established
   (ICON)                                     in advance, when you open your account, or by adding this
                                              feature to your existing account. Select "Electronic Bank
                                              Link" on the Application or write to the Fund. Funds can
                                              then be transferred electronically from your bank to the
                                              Fund. Call IDEX Customer Service to invest by phone, either through our automated IDEX InTouch(SM) system
                                              (1-888-233-IDEX (4339)), or by speaking directly with your representative. Shares will be purchased via electronic
                                              funds when the money is received by IDEX, usually 2-4
                                              business days after the request.
----------------------------------------------------------------------------------------------------------
 THROUGH AUTHORIZED DEALERS                   If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to
   (ICON)                                     place your order. The dealer's bank may charge you for a
                                              wire transfer. (The Fund currently does not charge for this service.) The Fund must receive your payment within three
                                              business days after your order is accepted.
----------------------------------------------------------------------------------------------------------
 BY THE INTERNET                              You may request a transfer of funds from your bank account
   (ICON)                                     to the Fund. Visit our website at www.idexfunds.com. Payment will be transferred from your bank account electronically.
                                              Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the
                                              request.
----------------------------------------------------------------------------------------------------------
 BY WIRE TRANSFER                             Request that your bank wire funds to the Fund. You must have an existing account to make a payment by wire transfer. Ask
   (ICON)                                     your bank to send your payment to:
                                                  Bank of America, NA, Tampa, FL, ABA# 063100277,
                                                  Credit: Idex Investor Services Acct #: 3601194554,
                                                  Ref: Shareholder name, IDEX fund and account numbers.
----------------------------------------------------------------------------------------------------------

          TO RECEIVE PAYMENT BY                              HOW TO REQUEST YOUR REDEMPTION
----------------------------------------------------------------------------------------------------------
 DIRECT DEPOSIT -- ACH                        Call IDEX Customer Service (1-888-233-IDEX (4339)) to verify
   (ONLY FOR ACCOUNTS THAT ARE NOT            that this feature is in place on your account. Maximum
   QUALIFIED RETIREMENT PLANS)                amount per day is the lesser of your balance or $50,000.
   (ICON)                                     Request an "ACH redemption" in writing, by phone (automated
                                              IDEX InTouch(SM) system (1-888-233-IDEX (4339)) or
                                              person-to-person), or by internet access to your account.
                                              Payment should usually be received by your bank account 3-5 banking days after your request. The Fund does not charge
                                              for this payment option. Certain IRAs and Qualified Plans
                                              may not be eligible for ACH redemptions.
----------------------------------------------------------------------------------------------------------
 DIRECT DEPOSIT                               Call IDEX Customer Service (1-888-233-IDEX (4339)) to be
   (ELECTRONIC FUNDS TRANSFER-FEDERAL         sure this feature is in place on your account. Maximum
   FUNDS BANK WIRE)                           amount per day is the lesser of your available balance or
                                              $50,000 (with a minimum of $1,000). Request an "Expedited
   (ICON)                                     Wire Redemption" in writing, or by phone (person-to-person request). Payment should be received by your bank account
                                              the next banking day after your request. The Fund charges
                                              $10 for this service. Your bank may charge a fee as well.
----------------------------------------------------------------------------------------------------------
 CHECK TO THE ADDRESS OF RECORD               WRITTEN REQUEST:
                                              Send a letter requesting a withdrawal to the Fund and
   (ICON)                                     include any share certificates you may have. Specify the
                                              fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Idex Investor Services, P.O.
                                              Box 9015, Clearwater, FL 33758-9015. Attention: Redemptions.
                                              Be sure to include all account owners' signatures and any
                                              additional documents, as well as a signature guarantee(s) if required (see "How To Sell Shares").
                                              TELEPHONE OR INTERNET REQUEST:
                                              If your request is not required to be in writing (see "How
                                              To Sell Shares"), you may call IDEX Customer Service
                                              (1-888-233-IDEX (4339)) and make your request using the
                                              automated IDEX InTouch(SM) system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the
                                              internet. Maximum amount per day is the lesser of your
                                              available balance or $50,000.
                                              For your protection, if an address change was made in the
                                              last 10 days, IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.
----------------------------------------------------------------------------------------------------------
 CHECK TO ANOTHER PARTY/ADDRESS               This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: Idex
   (ICON)                                     Investor Services, Inc., P.O. Box 9015, Clearwater, FL
                                              33758-9015. Attention: Redemptions.
----------------------------------------------------------------------------------------------------------
 BY EXCHANGE                                  You may request an exchange in writing, by phone (automated
                                              IDEX InTouch(SM) system (1-888-233-IDEX (4339)) or
   (ICON)                                     person-to-person), or by accessing your account through the internet.
----------------------------------------------------------------------------------------------------------

 THROUGH AN AUTHORIZED DEALER                 You may redeem your shares through an authorized dealer.
                                              (They may impose a service charge.) Contact your Registered
   (ICON)                                     Representative or call IDEX Customer Service (1-888-233-IDEX
                                              (4339)) for assistance.
----------------------------------------------------------------------------------------------------------
 NOTE: Purchases must be held at IDEX until the funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.
----------------------------------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


The Fund offers four share classes, each with its own sales charge and expense structure.


The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A or Class M shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 6 years) or Class C shares (if you plan to invest for a period of less than 6 years).

The Fund may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD


With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) You may pay an initial sales charge on IDEX Transamerica Money Market purchases in conjunction with subscription purchases of the fund.



If you are investing $1 million or more (either as a lump sum or through any of the methods described above), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC.





------------------------------------------------------------------------------------------------------
    CLASS A SHARES -          CLASS B SHARES -          CLASS C SHARES -          CLASS M SHARES -
       FRONT LOAD                BACK LOAD                 LEVEL LOAD                LEVEL LOAD
------------------------------------------------------------------------------------------------------

- Initial sales charge    - No up-front sales       - No up-front sales       - Initial sales charge
  of 5.50% (including     charge                    charge                    of 1.00%
  purchases of IDEX
Transamerica Money        - Deferred sales charge   - No deferred sales       - 12b-1 distribution and
  Market in conjunction   of 5.00% or less on       charge                      service fees of 0.90%
  with purchases of the    shares you sell within                               per year
  fund)                     5 years (see deferred   - 12b-1 distribution and
                            sales charge table        service fees of 1.00%   - Deferred sales charge
- Discounts of sales        below)                                            of 1.00% if you sell
  charge for larger                                 - No conversion to Class    within 18 months of
  investments (see Class  - 12b-1 distribution and  A shares; expenses do       purchase
  A Share Quantity          service fees of 1.00%     not decrease
  Discounts Table)                                                            - Automatic conversion
                          - Automatic conversion                              to Class A Shares after
- 12b-1 distribution and  to Class A shares after                               10 years, reducing
  service fees of 0.35%     8 years, reducing                                   future annual expenses
                            future annual expenses
- Lower annual expenses
  than Class B, C or M
  shares due to lower
  12b-1 distribution and
  service fees
------------------------------------------------------------------------------------------------------

CLASS B SHARES -- BACK LOAD


Class B shares are sold in amounts up to $250,000. With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.


Class B shares automatically convert to Class A shares after 8 years, lowering annual expenses from that time on.
               CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES


                                            AS A % OF
                                          DOLLAR AMOUNT
                                           (SUBJECT TO
         YEAR AFTER PURCHASING               CHANGE)
-------------------------------------------------------
    First                                       5%
    Second                                      5%
    Third                                       4%
    Fourth                                      4%
    Fifth                                       3%
    Sixth                                       0%
    Seventh and Later                           0%



* Exchanges from the fund to other IDEX funds will be subject to the normal CDSC schedule of the receiving fund.


CLASS C SHARES -- LEVEL LOAD

With Class C shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year.

CLASS M SHARES -- LEVEL LOAD


Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%.



CONTINGENT DEFERRED SALES CHARGE


Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:

- Substantial investments receive lower sales charge rates. Please see the SAI for details on these reductions.

- The "right of accumulation" allows you to include your existing Class A Shares as part of your current investments for sales charge purposes.


- A "letter of intent" allows you to count all Class A share investments in an IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.

- By investing as part of a qualified group.


                        CLASS A SHARE QUANTITY DISCOUNTS


                               SALES CHARGE   SALES CHARGE
                                 AS % OF        AS % OF
                                 OFFERING        AMOUNT
     AMOUNT OF PURCHASE           PRICE         INVESTED
----------------------------------------------------------
Under $50,000                      5.50%          5.82%
$50,000 to under $100,000          4.75%          4.99%
$100,000 to under $250,000         3.50%          3.63%
$250,000 to under $500,000         2.75%          2.83%
$500,000 to under $1,000,000       2.00%          2.04%
$1,000,000 and over                0.00%          0.00%


WAIVERS OF SALES CHARGES



 WAIVER OF CLASS A SALES CHARGES


 Class A and Class T shares may be purchased without a sales charge by:


 - Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, ATFA, AFSG, any of the sub-advisers or any of their affiliates



 - directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.


 - any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.


 - "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or AFSG.



 Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

 ---------------------------------------------------------


 WAIVER OF CLASS A, CLASS B AND CLASS M REDEMPTION CHARGES

 ---------------------------------------------------------

 You will not be assessed a sales charge for shares if you sell in the following situations

 - Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.


 - Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined).


 - If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

PERFORMANCE INFORMATION AND DISTRIBUTION ARRANGEMENTS


PERFORMANCE


IDEX may include quotations of the fund's total return in advertisements, sales literature or reports to shareholders or to prospective investors. Total return and yield quotations for the fund reflect only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. Such quotations do not in any way indicate or project future performance.



TOTAL RETURN



Total return refers to the average annual percentage change in value of an investment in the fund held for a stated period of time as of a stated ending date. When the fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a fund's investment advisory fees and direct fund expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

(QUESTION MARK ICON)

       (DOLLAR SIGN ICON)
               UNDERWRITING
               AGREEMENT


The Fund has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The fund pays AFSG or its agent fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG or its agent reallows, or pays, to brokers or dealers who sold them, 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, AFSG or its agent reallows its entire fee to those sellers.

(DOLLAR SIGN ICON)

        DISTRIBUTION PLANS

The Fund has adopted a 12b-1 Plan for each class of shares in each fund in the series.

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS M SHARES. The fees paid to AFSG for these shares may go as high as the Class B and C shares fees, but the total annual fee may not exceed 0.90% of the average daily net assets of the funds.


THE EFFECT OF RULE 12B-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. For a complete description of the fund's 12b-1 Plans, see the SAI.